UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  December 23, 2004

                            CAPITAL CORP OF THE WEST
               (Exact Name of Registrant as Specified in Charter)

          California                     0-27384                 77-0147763
(State or Other Jurisdiction         (Commission File          (IRS Employer
      of Incorporation)                  Number)             Identification No.)

                 550 West Main Street, Merced, California 95340
               (Address of Principal Executive Offices) (Zip Code)

                                 (209) 725-2200
              (Registrant's telephone number, including area code)

                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On Tuesday, December 21, 2004, the Board of Directors approved a revised Director Elective Income Deferral Agreement ("Agreement") for the Board of Directors of County Bank and Capital Corp of the West, the bank holding company for County Bank. The Agreement is a deferred compensation arrangement that allows the members of the Board of Directors to defer receipt of certain director fees in exchange for future payments of a fixed amount for a fixed period of time. A copy of the agreement is contained in Exhibit 99.1 of this filing. The amounts deferred for each director is contained in Exhibit 99.2.

ITEM 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired. Not Applicable

(b) Pro Forma Financial Information. Not Applicable

(c) Exhibits

The exhibit list called for by this item is incorporated by reference to the
Exhibit Index filed as part of this report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Capital Corp of the West
                                                ------------------------
                                                (Registrant)

Dated: December 23, 2004                        By /s/ David A. Curtis
------------------------                           -----------------------------

                                                   David A. Curtis
                                                   Vice President and Controller

                                  Exhibit Index


        Exhibit
        Number                  Description
        ------                  -----------

         99.1           Director Elective Income Deferral Agreement
         99.2           Director Deferred Compensation Election